UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 8, 2008

HEMISPHERX BIOPHARMA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27072 (Commission File Number)	52-0845822 (IRS Employer Identification No.)

1617 JFK Boulevard, Philadelphia, Pennsylvania, 19103 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (215) 988-0080

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -  Other Events

On July 7, 2008 we received notice from the U.S. Food and Drug Administration (FDA) that our New Drug Application submission for Ampligen® in Chronic Fatigue Syndrome has been accepted for substantive review under 21 CFR 314.101 (d).

For more information, please see the July 8, 2008 press release attached hereto as exhibit 99.1.

Section 9 -  Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

The following Exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated July 8, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2008

HEMISPHERX BIOPHARMA, INC.

/s/ William A. Carter
William A. Carter, M.D.,
Chief Executive Officer